Exhibit 4.1

03251

PMI 2501

PAR VALUE $0.01 PER SHARE

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THE PMI GROUP, INC.

CUSIP 69344M 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

PMI

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF

CERTIFICATE OF STOCK

The PMI Group, Inc. transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent) to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers, and its corporate seal to be hereunto affixed.

Dated:

SECRETARY

THE PMI GROUP, INC.
INCORPORATED
DECEMBER 30, 1993
DELAWARE

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY,
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

THE PMI GROUP, INC.

The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation, at its principal place of business in Walnut Creek, California.

Keep this certificate in a safe place, if it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	(Oregon Custodians use the following)
TEN ENT	—	as tenants by the entireties	(Name) CUST UL OREG (Name) MlN—			as Custodian under
JT TEN	—	as joint tenants wish rights
		of survivorship and not as		the laws of Oregon, for
		tenants in common		a minor
			(Name) CUST (Name) (State) UNIF GIFT MIN ACT —		Custodian
				(Cust)		(Minor)

				Under		Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                                                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences certain Rights as set forth in an Amended and Restated Tax Benefits Preservation Plan between The PMI Group, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of February 17, 2011, and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of this certificate a copy of the Plan without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, such Rights may be evidenced by separate certificate instead of by this certificate and may be redeemed or exchanged or may expire.

As set forth in the Plan, Rights issued or transferred to, or Beneficially Owned by, any Person who is, was or becomes an Acquiring Person (as such terms are defined in the Plan), whether currently Beneficially Owned by or on behalf of such Person or by any subsequent holder, may be null and void.